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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement No. 333-89655 of Community Shores Bank Corporation on Form S-8 of our report dated June 8, 2004 included in this Annual Report on Form 11-K of Community Shores Bank 401(k) Plan for the year ended December 31, 2003.

                                                   Rehmann Robson

Saginaw, Michigan
June 24, 2004

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